UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2024

BioSig Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38659	26-4333375
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 Greens Farms Road, 1st Floor Westport, Connecticut	06880
(Address of principal executive offices)	(Zip Code)

(203) 409-5444

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	BSGM	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on September 6, 2023, BioSig Technologies, Inc. (the “Company”) received a letter from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) indicating that, based upon the closing bid price of the Company’s common stock for the 30 consecutive business days between July 25, 2023, to September 5, 2023, the Company did not meet the minimum bid price of $1.00 per share required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2). The letter also indicated that the Company would be provided with a compliance period of 180 calendar days, or until March 4, 2024), in which to regain compliance pursuant to Nasdaq Listing Rule 5810(c)(3)(A).

On March 5, 2024, the Company received a letter from the Listing Qualifications Department of Nasdaq stating that the Company has not regained compliance with the Rule and is not eligible for a second 180 day period under Rule 5810(c)(3)(A)(2) because the Company does not comply with the $5,000,000 minimum stockholders’ equity initial listing requirement for The Nasdaq Capital Market, and that accordingly, Nasdaq would delist the Company’s common stock unless the Company requested an appeal of this determination. On March 11, 2024, the Company submitted a request for a hearing before the Nasdaq Hearings Panel (the “Panel”) to appeal Nasdaq’s delisting determination. The Company is awaiting a determination from Nasdaq as to whether a hearing has been granted and, if so, the date of the hearing. The Company will be required to provide the Panel a plan to regain compliance with the Nasdaq listing requirements. The Company’s common stock will continue to trade on the Nasdaq Capital Market under the symbol “BSGM” pending the ultimate conclusion of the appeal process. There can be no assurance that the Company will be granted a hearing, a favorable decision will be obtained from the Panel at the hearing or that the Company will be able to regain compliance with other Nasdaq Listing Rules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: March 11, 2024	By:	/s/ Frederick D. Hrkac
	Name:	Frederick D. Hrkac
	Title:	Principal Executive Officer